UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2014

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36332	20-1968197
(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

15 New England Executive Park

Burlington, MA 01803

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 7, 2014, Aldeyra Therapeutics, Inc. (the “Company”) and Square 1 Bank (“Square 1”) entered into the Second Amendment (the “Second Amendment”) to the Loan and Security Agreement dated as of April 12, 2012 (as amended by the Second Amendment, the “Amended Loan Agreement”). Pursuant to the Amended Loan Agreement, Square 1 agreed to make term loans in a principal amount of up to $5,000,000 available to the Company with proceeds to be used first to refinance outstanding loans from Square 1, second to fund expenses related to the Company’s clinical trials, and the remainder for general working capital purposes. The term loans are to be made available to the Company upon the following terms: (i) $2,000,000 is expected to be made available on or about November 10, 2014 (the “Tranche A Loan”); and (ii) $3,000,000 (the “Tranche B Loan”) is to be made available to the Company upon: (a) the completion of a satisfactory written evaluation, acceptable to Square 1, with respect to the Company’s positive phase II data on either SLS or Uveitis indications, (b) a verbal request from Domain Associates to make the Tranche B Loan available, and (c) a report, in form and substance acceptable to Square 1, with respect to the Company’s clinical progress.

Upon the entry into the Second Amendment, the Company was required to pay Square 1 a facility fee of $2,500 and reimburse Square 1 for certain of its expenses. The credit facility is secured by substantially all of the Company’s personal property and intellectual property.

Each term loan accrues interest from its date of issue at a variable annual interest rate equal to the greater of 2.0% plus prime or 5.25% per annum. Any term loan the Company draws is payable as interest-only prior to November 2015 and thereafter is payable in monthly installments of principal plus accrued interest over 36 months. At the Company’s option, it may prepay the outstanding principal balance of the term loans before November 2018 without penalty or premium.

In connection with the funding of the Tranche B Loan, the Company will issue to Square 1 a warrant to purchase up to the number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), equal to 3% of the principal amounts made available under the Tranche B Loan divided by the lesser of the: (i) average of the closing bid and ask prices for the 10 business day period preceding the issue date or (ii) average closing price of the Company’s common stock for the 10 business day period preceding the issue date. The warrant will expire ten years from the date of issuance. If the warrant has not been exercised prior to its expiration date, it will be deemed to be automatically exercised by “cashless” exercise. In the event that the Company is acquired, the warrant will be exercisable or deemed automatically converted, which shall be determined based upon whether the Company’s successor assumes the obligations of the warrant.

The Amended Loan Agreement provides that at all times following the initial drawdown of any amount under the Tranche B Loan, the Company will be subject to a covenant requiring it to maintain a cash balance with Square 1 of not less than $3,000,000 and, within 10 days of such draw, Square 1 and the Company shall mutually agree upon certain additional financial covenant(s) reasonably acceptable to Square 1.

The form of Loan and Security Agreement, and the Second Amendment which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, are incorporated herein by reference. The foregoing description of the credit facility and Amended Loan Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 2.02.	Results of Operations and Financial Condition.

On November 10, 2014, the Company issued a press release and held a conference call regarding its results of operations and financial condition for the quarter ended September 30, 2014. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Various statements made during the conference call were “forward-looking statements” under the securities laws, including, but not limited to, statements regarding Aldeyra’s plans for its product candidates. In some cases, you can identify forward looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,”

“intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Such forward- looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties.

Important factors that could cause actual results to differ materially from those reflected in Aldeyra’s forward-looking statements include, among others, the timing and success of preclinical studies and clinical trials conducted by Aldeyra and its development partners; the ability to obtain and maintain regulatory approval of Aldeyra’s product candidates, and the labeling for any approved products; the scope, progress, expansion, and costs of developing and commercializing Aldeyra’s product candidates; the size and growth of the potential markets for Aldeyra’s product candidates and the ability to serve those markets; Aldeyra’s expectations regarding Aldeyra’s expenses and revenue, the sufficiency of Aldeyra’s cash resources and needs for additional financing; Aldeyra’s ability to attract or retain key personnel; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Aldeyra’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 which is on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov. Additional information will also be set forth in those sections of Aldeyra’s quarterly report on Form 10-Q for the quarter ended September 30, 2014, which will be filed with the SEC in the fourth quarter of 2014.

In addition to the risks described above and in Aldeyra’s other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra’s results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information conveyed on the conference call is provided only as of the date of the call, and Aldeyra undertakes no obligation to update any forward-looking statements presented on the call on account of new information, future events, or otherwise, except as required by law.

The information in Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Company has disclosed the information relating to the Company’s direct financial obligation under the Amended Loan Agreement in Item 1.01 above, which disclosure is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement, dated as of April 12, 2012 (incorporated by reference to Exhibit 10.11 of the Company’s S-1 filed on January 6, 2014)

10.2	Second Amendment to Loan and Security Agreement

99.1	Press Release of Aldeyra Therapeutics, Inc. dated November 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady, M.D., Ph.D.
Name:	Todd C. Brady, M.D., Ph.D.
Title:	President and Chief Executive Officer

Dated: November 12, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan and Security Agreement, dated as of April 12, 2012 (incorporated by reference to Exhibit 10.11 of the Company’s S-1 filed on January 6, 2014)

10.2	Second Amendment to Loan and Security Agreement

99.1	Press Release of Aldeyra Therapeutics, Inc. dated November 10, 2014.